Exhibit 99.1

Quantum Computing Inc.

Quantum Computing Inc. Announces Technology Partnership with Splunk, Inc.

LEESBURG, VA – March 24, 2020 -- Quantum Computing Inc. (OTC:QUBT) (“QCI”), an advanced technology company developing quantum-ready applications and tools, announced today that the company has entered into a Technology Alliance Partnership agreement with Splunk, Inc. (NASDAQ: SPLK). Splunk turns data into doing with the “Data-to-Everything™” Platform. Splunk technology is designed to investigate, monitor, analyze and act on data at any scale, from any source over any time period.

QCI, an industry leader in the development of “quantum ready software” with deep experience developing applications and tools for early quantum computers, focuses on abstractions that free application developers to focus on the vital task of mapping problems to appropriate quantum computing forms by obscuring hardware-specific details. Splunk brings a leading big-data-analytics platform to the partnership, notably existing capabilities in its Machine/Deep Learning Toolkit in current use by Splunk customers. Quantum computing (QC) technology, applications, and use cases will evolve significantly as different architectures for quantum computing hardware come to market. Implementation of quantum computing applications will be significantly accelerated by tools that allow the development and execution of applications independent of any particular QC architecture. QCI provides those tools. “We are excited about this partnership opportunity,” stated Robert Liscouski, CEO of Quantum Computing Inc. “Splunk is a proven technology leader with over 17,500 customers world-wide, that has the potential to provide great opportunities for QCI’s quantum ready software technologies,” he added.

QCI will partner with Splunk to do both fundamental and applied research and develop analytics that exploit conventional large-data cybersecurity stores and data-analytics workflows, combined with quantum-ready graph and constrained-optimization algorithms. These algorithms will initially be developed using QCI’s Mukai software platform, which enables quantum-ready algorithms to execute on classical hardware and also to run without modification on QC hardware when ready. Once proofs of concept are completed, QCI and Splunk will develop new analytics with these algorithms in the Splunk data-analytics platform, to evaluate quantum analytics readiness on real-world data. The Splunk platform/toolkits help customers address challenging analytical problems via neural nets or custom algorithms, extensible to Deep Learning frameworks through an open source approach that incorporates existing and custom libraries. The initial efforts of our partnership with Splunk will focus on three key challenges; network security and dynamic logistics and scheduling.

About QCI:

Quantum Computing Inc. is a technology company focused on developing novel applications and solutions utilizing quantum and quantum-inspired computing to solve difficult problems in various industries. The Company leverages its deep expertise in finance, computing, security, mathematics, and physics to develop commercial applications for the financial, security, and government sectors. For more information about QCI, please visit www.QuantumComputingInc.com or email us at info@QuantumComputingInc.com.

About Splunk:

Splunk Inc. (NASDAQ: SPLK) turns data into doing with the Data-to-Everything Platform. Splunk technology is designed to investigate, monitor, analyze and act on data at any scale, from any source over any time period. For more information about Splunk, please visit www.splunk.com or email us at stousley@splunk.com.

Safe Harbor Statement: Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of Quantum Computing, and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Quantum Computing Inc.

The Company undertakes no obligation to update or revise forward-looking statements to reflect changed conditions. Statements in this press release that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," “aim to”, or variations of these or similar words, identify forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in the Company’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

Company Contact:

Quantum Computing Inc.: info@QuantumComputingInc.com